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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  MAY 10, 2004
                     --------------------------------------
                Date of report (Date of earliest event reported)


                             VALUEVISION MEDIA, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             MINNESOTA                                 0-20243                              41-1673770
-------------------------------------     ----------------------------------     ----------------------------------
      (State of Incorporation)                (Commission File Number)            (I.R.S. Employer Identification
                                                                                               No.)
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           6740 SHADY OAK ROAD
         EDEN PRAIRIE, MINNESOTA                                 55344-3433
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                        Telephone Number: (952) 943-6000
                     --------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

         On May 10, 2004 the registrant issued a press release discussing the election of a new director. A copy of the press release is included as Exhibit
99 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits

                    99    Press Release dated May 10, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2004                       VALUEVISION MEDIA, INC.



                                         By /s/ Nathan E. Fagre
                                           -------------------------------------
                                              Nathan E. Fagre
                                              Senior Vice President,
                                              General Counsel and Secretary





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                                  EXHIBIT INDEX

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
No.             Description                                                                    Manner of Filing
---             -----------                                                                    ----------------

99              Press Release dated May 10, 2004.............................................  Filed Electronically
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